SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS S&P 500 Index Fund

The following information replaces similar disclosure under ”Choosing a Share Class — Class A shares” section of the fund’s prospectus:

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Please Retain This Supplement for Future Reference

January 25, 2010 [DWS INVESTMENTS LOGO] DSPIF–3600 Deutsche Bank Group